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                               ATM HOLDINGS, INC.
                                STOCK OPTION PLAN

  1. Purpose

        1.1. The purpose of this Stock Option Plan ("Plan") is to encourage and enable members of management and other employees of ATM Holdings, Inc., a Nevada corporation, ("Company") and its subsidiaries to acquire a proprietary interest in the Company through the ownership of common stock, $.0001 par value ("Common Stock") of the Company. Such ownership will provide such members of management and employees with a more direct stake in the future welfare of the Company and encourage them to remain with the Company and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Company and its subsidiaries. Pursuant to the Plan, such members of management and employees will be offered the opportunity to acquire Common Stock through the grant of stock options which will qualify as "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code") or "nonqualified stock options" pursuant to Section 422 of the Code.

        1.2. As used herein, the term "subsidiary" shall mean any present or future corporation which is or would be a "subsidiary corporation" of the Company as that term is defined in Section 425 of the Code.

  2. Administration of the Plan

        2.1. The Plan shall be administered by the Board of Directors of the Company ("Board") or by a Committee appointed by the Board consisting of three or more directors of the Company to whom administration of the Plan has been duly delegated. Any action of the Board or the Committee, as the case may be, with respect to administration of the Plan shall be taken by a majority vote or written consent of its members.

        2.2. In administering the Plan, the Board or Committee, as the case may be, may adopt rules and regulations for carrying out the Plan. The interpretation and decision with regard to any questions arising under the Plan made by the Board or Committee, as the case may be, shall be final and conclusive on all members of management and employees of the Company and its subsidiaries participating or eligible to participate in the Plan. The Board or Committee, as the case may be, shall determine the members of management and employees to whom, and the time or times at which, grants shall be made, the number of options to be included in the grants and the option price.


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        2.3. Subject to the provisions of the Plan, the Board or Committee, as the case may be, shall have the authority (i) to construe and interpret the Plan, (ii) to define the terms used in the Plan, (iii) to prescribe, amend and rescind any and all rules and regulations relating to the Plan (providing such amendment or recession does not materially adversely affect the rights of a participant under the Plan with respect to options or shares of Common Stock previously issued under the Plan), (iv) to determine the persons to whom options shall be granted, (v) to determine whether such options will be either incentive stock options or nonqualified stock options, (vi) to determine the number of shares of Common Stock to be subject to each option, (vii) to determine the option price, (viii) to determine the number of installments (if any) in which each option may be exercised, (ix) to determine the vesting of each option, (x) to determine the duration, if any, of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan, and (xi) to make any and all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board or Committee, as the case may be, shall be binding and conclusive on all participants and their legal representatives and beneficiaries.

 3. Shares Subject to the Plan

        3.1. Except as provided herein, the number of shares that may be issued or transferred pursuant to the exercise of options granted under the Plan shall not exceed 500,000 shares of Common Stock. Such shares may be authorized and unissued shares or previously issued shares acquired by the Company and held in its treasury. Any shares subject to an option which for any reason expires or is terminated unexercised as to such shares may again be subject to an option right under the Plan.

 4. Eligibility and Participation

        4.1. Options may be granted only to members of management and employees of the Company or any one or more of its subsidiaries.

        4.2. No member of management or employee shall have any right to be granted options solely due to their employment.

 5. Duration of Plan and Options

        5.1. Subject to the provisions as provided herein, the Plan shall remain in effect until the earlier of (i) when all shares subject to or which may become subject to the Plan shall have been purchased pursuant to the exercise of options granted


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pursuant to the Plan, (ii) ten (10) years from the date that the Plan is adopted by the Board, or (iii) ten (10) years from the date that the Plan is approved by the shareholders of the Company as provided for herein.

        5.2. Each option and all rights associated therewith shall expire on such date as the Board or Committee, as the case may be, shall determine, but in no event later than ten (10) years from the date on which the option is granted and such option shall be subject to earlier termination as provided herein.

 6. Limitation on Exercise of Incentive Stock Options

        6.1. The aggregate fair market value (determined at the time the option is granted as provided for herein) of the Common Stock with respect to which incentive stock options issued by the Company are first exercisable by any optionee during the same calendar year shall not exceed $100,000.

 7. Option Agreements

        7.1. All stock options granted pursuant to the Plan shall be evidenced by stock option agreements in such form, not inconsistent with this Plan, as the Board or Committee, as the case may be, shall approve, which agreements shall contain in substance the following terms and conditions:

        a) Option Price - The purchase price under each option shall be 100% of the fair market value (as herein defined) of the Common Stock at the time the option is granted, but in no case less than the par value of the Common Stock. In the case of a person who owns, within the meaning of Section 425 (d) of the Code, more than 10 percent of the voting power or value of the Company's stock, the purchase price must be at least 110% of the fair market value of the Common Stock at the time the option is granted.

        b) Medium and Time of Payment - Shares of Common Stock purchased pursuant to an option agreement shall be paid for in full at the time of purchase in cash or by certified or cashier's check payable to the order of the Company. Upon receipt of payment, the Company shall, without stock transfer tax to the optionee or other person entitled to exercise the option, deliver to the person exercising the option a certificate or certificates representing such shares of Common Stock.

        c) Fair Market Value - The fair market value of a share of Common Stock shall be determined by reference to the closing price of the Common Stock on the principal stock exchange on which such shares are traded, or if such shares are not then


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traded on a principal stock exchange, the mean between the closing bid and asked price of a share of Common Stock as supplied by the National Association of Securities Dealers, Inc. (or its successor). If the Common Stock is not publicly traded, fair market value shall be determined by the Board or Committee, as the case may be, by reference to the most recent sale price of the Common Stock and such other factors as the Board or Committee, as the case may be, may in good faith deem appropriate.

 8. Provisions Relating to Options

        8.1. A recipient of options shall have no rights as a shareholder of the Company with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to such recipient for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

        8.2. No option shall be assignable or transferable by the recipient except by will or by the laws or descent and distribution. During the life of a recipient, options shall be exercisable only by such recipient.

        8.3. No option shall be exercisable after termination of employment with the Company or a subsidiary unless such termination of employment occurs by reason of (i) resignation with the consent of the Company, (ii) the act of the Company without cause, (iii) disability, or (iv) death. In the event of the retirement of the recipient of options, with the consent of the Company, the options which were otherwise exercisable on the date of resignation shall expire unless exercised within a period of thirty (30) days after the date of resignation. Option rights shall not be affected by any change of employment as long as the recipient continues to be employed by either the Company or a subsidiary. In the event of termination of employment by the act of the Company without cause, the options which were otherwise exercisable on the date of termination shall expire unless exercised within a period of thirty (30) days after the date of termination. In the event of termination of employment by reason of disability, the options which were otherwise exercisable on the date of termination shall expire unless exercised within a period of one (1) year after the date of termination. In the event of the death of a recipient of options (i) while an employee of the Company or any subsidiary of the Company,
(ii) within the thirty (30) day period following termination of employment by the act of the Company without cause, (iii) within the one (1) year period following termination of employment by reason of disability or (iv) within the thirty (30) day period

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following termination of employment by reason of resignation with the consent of the Company, the options which were otherwise exercisable on the date of termination of employment shall be exercisable by his personal representatives, heirs or legatees at any time prior to the expiration of one (1) year from the date of his death. In no event, however, shall an option be exercisable after ten (10) years from the date it is granted. Nothing in the Plan or in any option shall confer any right to the holder of such option to continue in the employ of the Company or any subsidiary or interfere in any way with the right of the Company or any of its subsidiaries to terminate the employment of the holder of such option at any time.

        8.4 In the event that dividends payable on the Common Stock in shares of Common Stock during any fiscal year of the Company exceed in the aggregate five (5%) percent of the Common Stock issued and outstanding at the beginning of the fiscal year, or in the event there is, during any fiscal year of the Company, one or more splits, subdivisions or combinations of shares of Common Stock resulting in an increase or decrease by more than five (5%) percent of the shares outstanding at the beginning of the fiscal year, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise of any options theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price. Any such Common Stock dividends, splits, subdivisions or combinations during any fiscal year which do not exceed in the aggregate five (5%) percent of the Common Stock issued and outstanding at the beginning of such year shall be ignored for purposes of the Plan. All adjustments shall be made as of the day such action necessitating such adjustment becomes effective. Any such adjustment and any adjustment provided for herein may provide for the elimination of any fractional share interests which otherwise might become subject to an option.

        8.5. In the event that the Company is merged or consolidated with another corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provisions for the protection of any outstanding options by the substitution on an equitable basis of appropriate stock of the Company, or appropriate stock of the merged, consolidated or otherwise reorganized corporation, provided only that the excess of the aggregate fair market value of the shares subject to options outstanding under the Plan immediately after such substitution


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over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to options outstanding under the Plan immediately after such substitution, or (ii) give written notice to recipients that their options must be exercised within sixty (60) days of the date of such notice or such option will be terminated.

        8.6. Each option granted under the Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue, transfer or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

        8.7. The Company shall not be obligated to sell or issue any shares of Common Stock in any manner in contravention of the Securities Act of 1933, as amended, or any state securities law. The Board or Committee, as the case may be, may, in connection with the granting of each option, require the person to whom the option is to be granted to enter into an agreement with the Company stating that as a condition precedent to each exercise of the option, in whole or in part, such person shall, if then required by the Company, represent to the Company in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board or Committee, as the case may be, may prescribe.

 9. Termination and Amendment of the Plan

        9.1. The Board shall have the right to amend, suspend or terminate the Plan at any time; provided, however, that no such action shall affect or in any way impair the rights of a recipient under any option right theretofore granted under the Plan and, provided, further, that unless first duly approved by the holders of Common Stock entitled to vote thereon at a meeting (which may be the annual meeting) duly called and held for such purpose, except as herein provided, no amendment or change shall be made in the Plan (i) increasing the total number of shares which may be issued or transferred under the Plan, (ii) changing the purchase price hereinbefore specified for the shares subject to options, or (iii) extending the period during which options may be granted or exercised under the Plan.


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10. Effective Date of Plan

        10.1. Effectiveness of the Plan is subject to approval by the holders of the outstanding voting stock of the Company as herein provided within twelve
(12) months from the date the Plan is adopted by the Board. The Plan shall be deemed approved by the holders of the outstanding voting stock of the Company by
(i) the affirmative vote of the holders of a majority of the voting shares of the Company represented and voting at a duly held meeting of shareholders at which a quorum is present or (ii) the written consent of the holders of a majority of the outstanding voting shares of the Company. Any options granted pursuant to the Plan prior to obtaining such shareholder approval shall be granted on the conditions that the options so granted (i) shall not be exercisable prior to such approval and (ii) shall become null and void if such shareholder approval is not obtained.


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